Symetra True Variable Annuity®

Supplement dated June 21, 2016
to Prospectus dated May 1, 2016 as supplemented

Effective on June 16, 2016, PIMCO Variable Insurance Trust changed the name of the PIMCO Global Dividend Portfolio to PIMCO StocksPLUS® Global Portfolio. Accordingly, any reference to the PIMCO Global Dividend Portfolio in this prospectus is replaced with PIMCO StocksPLUS® Global Portfolio and disclosure regarding the PIMCO Global Dividend Portfolio in Appendix B: Portfolio Information is replaced with the following:

PIMCO Variable Insurance Trust
PIMCO StocksPLUS® Global Portfolio - Institutional Class	The Portfolio seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management.	Pacific Investment Management Company LLC